UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) February 8, 2005

Hypercom Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-13521 (Commission File Number)	86-0828608 (IRS Employer Identification No.)

2851 West Kathleen Road, Phoenix, Arizona	85053

(Address of Principal Executive Offices)	(Zip Code)

(602) 504-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 Regulation FD Disclosure.
SIGNATURES
INDEX TO EXHIBITS
EX-99.1

ITEM 7.01 Regulation FD Disclosure.

     On February 15, 2005, Hypercom Corporation issued a press release regarding the filing of several purported class action lawsuits following the recent announcement of a restatement of its financial results for the first three quarters of 2004. A copy of the press release is furnished herewith as Exhibit 99.1 hereto and is incorporated herein by reference.

     The information in this Form 8-K, including the accompanying exhibit, is being furnished hereunder and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 15, 2005
HYPERCOM CORPORATION
/s/ John W. Smolak
	Name:	John W. Smolak
	Title:	Executive Vice President and Chief Financial and Administrative Officer

INDEX TO EXHIBITS

Exhibit No.	Exhibit
99.1	Press Release dated February 15, 2005